EXHIBIT 10.13

                           COLLATERAL AGENT AGREEMENT
                           --------------------------

     This Collateral Agent Agreement (the "Collateral Agreement") is made and entered into and effective as of the 24th day of July, 2001 (the "Effective Date") by and among William R. Parker, an individual ("Parker"), EMB Corporation, a Hawaii corporation ("EMB"), and that individual set forth below as the Collateral Agent. Parker and EMB are sometimes collectively referred to herein as "Parties" and individually as "Party". Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Note (as hereinafter defined).


                                    RECITALS
                                    --------

     A. As provided for in the Purchase Agreement by and between EMB and Parker dated July 23, 2001 (the "Purchase Agreement") whereby EMB acquired from Parker all of the common stock of Saddleback Investment Services, Inc., ("Saddleback"), EMB has executed a Secured Note dated as of the Effective Date in favor of Parker (the "Note"), pursuant to which EMB has agreed to pay Parker the principal amount of $100,000.00.

     B. The Note provides, among other things, that, the Obligations of EMB thereunder shall be secured by an aggregate of 10,000 shares of the common stock of Saddleback acquired by EMB pursuant to the Purchase Agreement (the "Collateral Shares"), to be released to Parker under the terms of the Note and the Security Agreement of even date herewith that is being executed in connection with the execution of this Collateral Agreement (the "Security Agreement").

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parker and EMB, intending to be legally bound hereby, agree as follows:

     1.   Appointment of Collateral Agent; Commencement and Termination.
          --------------------------------------------------------------

          (a) EMB and Parker hereby nominate, constitute and appoint Randolf W. Katz, Esq. of Bryan Cave LLP as Collateral Agent (the "Collateral Agent") upon the terms and conditions set forth in this Agreement, the Note and the Security Agreement. It is intended by the Parties and the Collateral Agent that, to the extent required in order to perfect Parker's first lien position in the Collateral Shares, the Collateral Agent shall be deemed an agent of Parker.

          (b) EMB shall deliver to the Collateral Agent contemporaneously with the execution of this Agreement a certificate or certificates representing the Collateral Shares as provided for under the terms of the Security Agreement. The Collateral Shares shall not be registered under the Securities Act of 1933 or any state blue sky law and shall bear a restrictive legend so indicating.

          (c) The Collateral Agent agrees to act in accordance with the provisions of the Security Agreement, the Note, and this Collateral Agreement. The Collateral Agent shall be reimbursed by EMB promptly upon submission of an invoice or invoices on a monthly basis for all of the Collateral Agent's fees at his standard hourly rates and out-of-pocket expenses, if any, incurred in connection with this Collateral Agreement.

     2. General Instructions. Unless and until any of the events or contingencies specified in this Collateral Agreement shall occur, the Collateral Agent shall hold and retain in his possession at all times all of the Collateral Shares.

     3. Disposition of the Collateral Shares. The disposition of the Collateral Shares shall be governed by the Security Agreement.

     4. Receipts. Any of the Parties or the Collateral Agent may, at its option, demand a receipt as a condition of the delivery of any payments, stock certificates, securities or documents under this Collateral Agreement

     5. Liability of the Collateral Agent. The Collateral Agent (which term for purposes of this Section 5 shall refer to any and all affiliates of the Collateral Agent) shall not be liable for any error of judgment or for any act done or omitted by him in good faith, or for anything he may in good faith do or refrain from doing in connection with this Agreement; nor for any negligence other than his gross negligence; nor shall the Collateral Agent be answerable for the default or misconduct of his agents, attorneys or employees, if they be selected with reasonable care; nor will any liability be incurred by the Collateral Agent, if, in the event of any dispute or question as to his duties or obligations under this Agreement, he acts in accordance with advice of his legal counsel. The Collateral Agent is authorized to act upon any document believed by him to be genuine and to be signed by one or more of the Parties, and will incur no liability in so acting.

     6. Resignation or Removal of Collateral Agent. The Collateral Agent may resign at any time, upon thirty (30) days' prior written notice to Parker and EMB, and may be removed by the mutual consent of Parker and EMB, upon at least thirty (30) days' prior notice to the Collateral Agent. Prior to the effective date of the resignation or removal of the Collateral Agent, or any successor Collateral Agent, Parker and EMB shall appoint a successor collateral agent to hold the Collateral Shares then held by the Collateral Agent, and any such successor collateral agent shall execute and deliver to the predecessor collateral agent and to Parker and EMB an instrument accepting such appointment, and thereupon such successor collateral agent shall, without further act, become vested with all the rights and powers of the predecessor collateral agent as if originally named in this Collateral Agreement, and shall thereafter become subject to the duties of the predecessor collateral agent. If Parker and EMB are unable to agree on a successor collateral agent by the effective date of the resignation or removal of the Collateral Agent, or any successor collateral agent, the Collateral Shares then held by the Collateral Agent or such successor collateral agent shall be deposited with a party that shall be selected by EMB provided that EMB shall provide a written opinion of its legal counsel (who shall be reasonably acceptable to Parker) that the holding of the Collateral Shares by such party shall permit Parker to obtain and maintain a valid perfected first lien position in the Collateral Shares.

     7. Governing Document. In the event that any terms, provisions, rights, duties, or obligations set forth in this Collateral Agreement should be in conflict with any terms, provisions, rights, duties, or obligations set forth in the Note, the Security Agreement or any agreements collateral thereto, the terms, provisions, rights, duties, or obligations set forth in the Security Agreement shall control and the conduct of the Collateral Agent shall be governed accordingly.

     8. Notices. Any notice required to be given under this Collateral Agreement or which may be given under this Collateral Agreement to any party or the Collateral Agent shall be in writing and shall be deemed given: (a) upon receipt if delivered or sent by identified telecopier; or (b) one (1) business day after being sent via reputable overnight courier, prepaid; (c) or three (3) business days after being sent by registered or certified mail, postage prepaid, return receipt requested; or (d) personally delivered to the Parties or the Collateral Agent at their respective addresses or telecopy numbers set forth below:

          If to Parker:                     William R. Parker
                                            835 South Broadway
                                            Santa Ana, California 92704
                                            (Fax Number: 714-513-4179)

          If to EMB:                        EMB Corporation
                                            Attention: Chief Executive Officer
                                            5075 Warner Avenue
                                            Suite B
                                            Huntington Beach, California 92649
                                            (Fax Number:  714-377-2123)

          With a copy to:                   Bryan Cave LLP
          (which shall not                  Attention:  Randolf W. Katz, Esq.
          constitute notice)                2020 Main Street, Suite 600
                                            Irvine, California 92614
                                            (Fax Number:  949-223-7100)

          If to Collateral Agent:           Bryan Cave LLP
                                            Attention:  Randolf W. Katz, Esq.
                                            2020 Main Street, Suite 600
                                            Irvine, California 92614
                                            (Fax Number:  949-223-7100)

or such other address as shall be furnished in writing by the appropriate person, and any such notice or communication shall be deemed to have been given as of the date so mailed.

     9.   Miscellaneous.

          (a) Entire Agreement and Modification. Except as expressly reserved or otherwise provided herein, this Collateral Agreement constitutes the entire agreement between the Parties with regard to its subject matter. The Collateral Agent shall not be bound by any modification of this Collateral Agreement unless there is delivered to the Collateral Agent a written modification signed by the Parties. No such modification shall, without the prior written consent of the Collateral Agent, modify the provisions of this Collateral Agreement relating to the duties, obligations or rights of the Collateral Agent.

          (b) Words and Phrases. Words and phrases such as "to this Agreement," "herein," "hereinafter," "hereto," "hereof," "hereby," "hereinbelow," and "hereunder" when used with reference to this Collateral Agreement, refer to this Collateral Agreement as a whole, unless the context otherwise requires.

          (c) Severability. If any provision of this Collateral Agreement is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the provisions that have not been held invalid or unenforceable shall remain in full force and effect and shall in no way be affected, impaired or invalidated.


          (d) No Waiver. No failure or delay on the part of either the Parties of the Collateral Agent, or any of them, in exercising any right, power or privilege under this Agreement shall constitute a waiver thereof or of any other right, power or privilege under this Collateral Agreement.

          (e) Gender and Number. Wherever from the context of this Collateral Agreement it appears appropriate, each term stated in either the singular or the plural, and pronouns stated in either the masculine, feminine or neuter gender, shall include the masculine, feminine and neuter.


          (f) Consent to Jurisdiction; Choice of Law. Any and all claims by or against any of the Parties and/or the Collateral Agent shall be decided under the laws of the State of California, with venue in Orange County, California and each of the Parties and the Collateral Agent hereby consent to the exclusive jurisdiction of, and agrees not to commence any action in a court other than, the state and/or federal courts of the State of California for the purpose of making claims under this Collateral Agreement. Each Party and the Collateral Agent irrevocably and unconditionally waives any objection to the laying of venue in Orange County, California, in connection with any action that may be brought hereunder in the state and/or federal courts of the State of California, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient form.

          (g) Benefit. This Collateral Agreement shall be binding upon and inure to the benefit of the Parties, the Collateral Agent, their respective, successors and assigns.

          (h) Counterparts. This Collateral Agreement may be executed by the Parties and the Collateral Agent in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but altogether signed by the Collateral Agent and all of the Parties hereto.

IN WITNESS WHEREOF, the Parties and Collateral Agent have hereunto set their hands and seals as of the date first above written.


EMB CORPORATION


By:  /s/  James E. Shipley
   -------------------------------
          James E. Shipley
          Chairman and CEO

                  "EMB"


/s/  William R. Parker
----------------------------------
     William R. Parker

                  "Parker"



/s/  Randolf W. Katz, Esq.
----------------------------------
     Randolf W. Katz, Esq.

        "Collateral Agent"